EX- 99.906CERT

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Jeffrey R. Buth, President of Alpha Core Strategies Fund (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 11/18/2025	/s/ Jeffrey R. Buth
Jeffrey R. Buth, President
(Principal Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

EX- 99.906CERT

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Joshua E. Abrego, Treasurer of Alpha Core Strategies Fund (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 11/18/2025	/s/ Joshua E. Abrego
Joshua E. Abrego, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.